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                                                                    EXHIBIT 10.4

                                 LOAN AGREEMENT
                                 FOR A LOAN FROM
                             PACIFIC NORTHWEST BANK

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1. DATE AND PARTIES. The date of this Loan Agreement (Agreement) is August 1,
1994, and the parties are the following:

    BORROWER:         SEAMED CORPORATION
                      a Delaware corporation
                      11810 North Creek Parkway N.
                      Bothell, WA  98011
                      Tax I.D. #91-1002092

    BANK:             PACIFIC NORTHWEST BANK
                      a WASHINGTON banking corporation
                      11100 N.E. 8th
                      Bellevue, WA  98004
                      Tax I.D. #91-1396446
                      Branch No. 102


2. BACKGROUND. Borrower has applied for the renewal of a loan (Loan) in the principal amount of $750,000.00. The Loan shall be evidenced by a promissory note, No. 1000003895-3, (Note) dated August 1, 1994, and executed by Borrower payable to the order of Bank and all extensions, renewals, modifications, or substitutions thereof. There may be other documents (Related Documents) that secure, guaranty or otherwise relate to the Loan, any collateral securing the Loan (Collateral), or this Agreement. To induce Bank to make the Loan and as part of the consideration for Bank making the Loan, Borrower and Bank agree to the following terms, representations, warranties and covenants, which shall prevail so long as any part of the Loan or any other obligation of Borrower to Bank remains outstanding or Bank is obligated to make any advances on the Loan.

3. DEPOSITORY RELATIONSHIP. Borrower shall maintain a primary checking, savings, or similar account, at Bank during the term of this Agreement and any extensions thereto. Bank shall have the right, in its sole discretion, to dishonor checks drawn on such deposit account and to hold such deposit account as cash collateral to secure the payment of the Loan. Notwithstanding the foregoing, nothing contained herein shall interfere with Bank's right under statutory and common law to set-off the balances of any such deposit account against the Loan.

4. COLLECTION EXPENSES. Borrower shall, upon demand, reimburse Bank for all fees and expenses paid or incurred by Bank for the preparation in and recordation of all documentation, the closing, and the enforcement of the Note, this Agreement or the Related

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Documents, whether or not a suit is filed. These fees and expenses include, but are not limited to, accountants' fees and other professional fees. All such fees and expenses shall be additional liabilities of Borrower to Bank as advances under the Loan and shall be secured by the Collateral securing the Loan.

5. ATTORNEYS' FEES. Upon demand and to the extent not prohibited by law, Borrower shall reimburse Bank for all reasonable attorneys' fees paid or incurred by Bank in connection with the preparation and recordation of all documentation, closing, and enforcement of the Note, this Agreement or the Related Documents, whether or not a suit is filed. Such reasonable attorneys' fees shall be additional liabilities of Borrower to Bank as advances under the Loan and shall be secured by the Collateral securing the Loan.

6. AFFIRMATIVE COVENANTS. Borrower agrees:

   A. PERFORMANCE OF LOAN OBLIGATIONS. To make full and timely payment of all principal and interest obligations, and to comply with the terms and covenants contained in this Agreement and in the Related Documents.

   B. PRESERVE EXISTENCE. To preserve Borrower's present existence until such time as Bank consents in writing to any change. Bank's consent to any such change will not be unreasonably withheld provided Bank can protect Bank's security interest and provided further Borrower can provide Bank with sufficient security to assure repayment of the Loan.

   C. MAINTENANCE OF PROPERTY. To maintain, preserve and keep Borrower's properties in good repair, working order and condition, and from time to time to make all needful and proper repairs, renewals, replacements, additions, betterments and improvements thereto so that the efficiency of the properties is fully preserved and maintained at all times.

   D. INSURANCE. To keep and maintain the Collateral insured in full with companies acceptable to Bank, naming Bank and Borrower on the policy in accordance with their respective interests, with the loss payable to Bank. Insurance of the types and in amounts customarily carried by entities in businesses similar to Borrower's shall be maintained for the full insurable value, including without limitation, fire, public liability, property damage, business interruption, rent loss insurance, and worker's compensation insurance. Certified copies of all such insurance policies or certificates of insurance shall be delivered upon demand to Bank.

   E. LOSS OR DEPRECIATION OF COLLATERAL. To immediately notify Bank of any material casualty, loss or depreciation to the Collateral or to any other property of Borrower which affects Borrower's business.

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   F.    AGING REPORTS. To furnish Bank a certified and detailed accounts receivable aging report upon Bank's request, and in event of no request at least quarterly, in such form and for such period(s) as Bank may request.

   G. INSPECTION. To permit Bank, or its agents, to enter upon any of Borrower's premises and any location where the Collateral is located at all reasonable times for the following purposes, without limitation:
         (1) to inspect, audit, check, review and obtain copies from Borrower's books, records, journals, orders, receipts, and any correspondence and other business related data; (2) to make verifications concerning the Collateral, proceeds of the Collateral and proceeds of proceeds and their use and disposition; and (3) to discuss the affairs, finances and business of Borrower with any person or entity who claims to be a creditor of Borrower.

   H. BOOKS AND RECORDS. To maintain accurate and complete books and records regarding its operations and to permit Bank, or its agents, to examine and copy all or any part of them.

   I. FINANCIAL STATEMENTS. To promptly provide Bank with all financial statements which Bank may request concerning the Borrower, initially and from time to time, within 30 days of the request(s), or if no request is made, at least every 12 months from the date of this Agreement, including business and personal financial statements; such statements shall be reasonably current, accurate, complete, in a form acceptable to Bank and shall be based on generally accepted accounting principles (GAAP) then in effect.

   J. FURNISH DOCUMENTS. To promptly furnish Bank such other documents, instruments, and information as Bank may reasonably request.

   K. TAXES AND LIENS. To file all federal, state and other tax and similar returns and to pay all taxes or liens assessed against Borrower or Borrower's properties, whether due now or hereafter, including but not limited to sales taxes, use taxes, personal property taxes, documentary stamp taxes, recordation taxes, franchise taxes, income taxes, withholding taxes, FICA taxes and unemployment taxes when due, and to promptly furnish Bank with written evidence of such payments.

   L. LICENSES, PERMITS, BONDS AND OTHER RIGHTS. To acquire and maintain in full force and effect all licenses, permits, bonds and other documents or certificates reasonably necessary or required to engage in and to carry on its business or venture as contemplated by Borrower and Bank.

   M. NOTICE TO BANK BY BORROWER. To promptly notify Bank of the occurrence of any Event of Default under the terms of this Agreement and of the occurrence of any default against Borrower by third parties which materially affects Borrower's business.

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   N.    CERTIFICATION OF NO DEFAULT. To furnish Bank a written certification upon Bank's request or in event of no request at least quarterly, that there exists no Event of Default under the terms of this Agreement or under the Related Documents, and that there exists no other action, condition or event which with the giving of notice or lapse of time or both would constitute an Event of Default. If such a condition does exist, the certificate must accurately and fully disclose the extent and nature of such condition and state what action is being taken to correct it.

   O. ADDITIONAL AFFIRMATIVE COVENANT. To provide monthly account receivable agings and borrower's certificates, quarterly profit and loss statements and balance sheet within 30 days of month end, and annual CPA audited financial statements within 120 days of fiscal year end.

   P. ADDITIONAL AFFIRMATIVE COVENANT. To maintain a minimum working capital of $2,000,000, current ratio of 2.0:1, net worth and subordinated debt of $3,000,000 and maximum debt/worth and subordinated debt of 1.5:1.

   Q. ADDITIONAL AFFIRMATIVE COVENANT. To notify the bank prior to any changes in the repayment provisions or other terms and conditions of the note payable to Cordis Corporation, dated June 30, 1991 which has been subordinated to the bank's interest.

   7. NEGATIVE COVENANTS. Without Bank's prior written consent, which shall not be unreasonably withheld, Borrower agrees:

   A. NO CHANGE IN STRUCTURE. Not to change the structure or ownership of Borrower's entity or business venture, which includes a change in the management, shareholders, directors, or officers of any corporate borrower and to notify Bank in writing of any change in name or management of Borrower.

   B. NOT TO FORM. Not to form, organize or participate in the organization of any other corporation, partnership or other entity, or in the creation of any other business entity or merge, consolidate with or into any other corporation, partnership or other entity.

   C. PAY NO DIVIDENDS. Not to pay or declare any dividends (including but not limited to any cash dividend or stock dividend) or similar distribution.

   D. NO CHANGE IN CAPITAL STRUCTURE OR STOCK. Not to release, redeem, retire, purchase or otherwise acquire, directly or indirectly, any of its capital stock or other equity security or partnership interest or make any change in Borrower's capital structure except to the extent required by the terms of any agreements signed prior to this Agreement.

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   E.    DEALINGS WITH INSIDERS. Not to purchase, acquire or lease any property or services from, or sell, provide or lease any property or service to, or otherwise deal with, any insiders. The term "insiders" includes but is not limited to any officer, employee, stockholder, director, partner, or any immediate family member thereof, or any business entity who owns a controlling interest in Borrower.

   F. LOANS TO INSIDERS. Not to lend or advance or permit to be outstanding any loans or advances to any of its "insiders" which term is defined above.

   G. INCUR NO OTHER LIABILITIES. Not to incur, assume or otherwise permit any liability to exist for money borrowed, except from Bank, or incur, assume or otherwise permit any other debts or obligations outside of the ordinary course of business, or loan money to, or guaranty or otherwise become in any way liable for the debt or obligations of any other person or entity.

   H. USE OF LOAN PROCEEDS. Not to permit the loan proceeds to be used to purchase, carry, reduce, or retire any loan incurred to purchase or carry any margin stock.

   I. DISPOSE OF NO ASSETS. Not to sell or dispose of or make any other distribution of any of Borrower's assets, properties or business other than as permitted in the Related Documents.

   J. NO OTHER LIENS OR ENCUMBRANCES. Not to permit or suffer any lien or encumbrance upon any of Borrower's properties, except to Bank, and except for any valid purchase money security interests, or any other liens specifically agreed to by Bank in writing.

   8. REPRESENTATIONS. Borrower represents, guaranties and warrants to Bank that:

   A. AUTHORITY TO DO BUSINESS. Borrower is authorized to do business in this state and in each state where it may be doing business and has full power and authority to execute and deliver the Note and enter into this Agreement and the Related Documents.

   B. CORPORATE STATUS. Borrower is duly incorporated and validly existing and in good standing in the jurisdiction of Borrower's incorporation and where Borrower conducts Borrower's business.

   C. AUTHORITY TO ENTER AGREEMENTS. This Agreement, the Note, and the Related Documents will constitute legal, valid, and binding agreements and are enforceable against Borrower and all other parties thereto.

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   D.    TITLE AND POSSESSION. Borrower has good and marketable title to its assets, and enjoys peaceful and undisturbed possession under all leases under which Borrower now operates.

   E. LABOR LAWS. Borrower is complying with all applicable federal or state labor laws, including but not limited to the Federal Fair Labor Standards Act.

   F. TAX LAWS. Borrower has complied with all federal, state and local tax laws, licensing laws and permit laws.

   G. OTHER LAWS. Borrower is not in violation of other federal laws or state laws, including but not limited to, ERISA (Employee Retirement Income Security Act) or RICO (Racketeer Influenced and Corrupt Organizations).

   H. COMPLIANCE. Borrower is in compliance with all laws, orders, judgments, decrees and regulations (Laws) of all federal, foreign, state and local governmental authorities relating to the business operations and the assets of Borrower, the violation of which would have an adverse effect on the value of or Bank's interest in any of the Collateral or would have a materially adverse effect on Borrower's financial condition, business or conduct of its business.

   I. ADVERSE AGREEMENTS. Borrower is not a party to, nor is Borrower bound by, any agreement that materially or adversely affects Borrower's business, properties, assets or operations.

   J. OTHER CLAIMS. There are no outstanding claims or rights that would conflict with the execution, delivery or performance by Borrower of the terms of the Note, this Agreement or the Related Documents or that would cause a lien to be placed on the Collateral given for this Loan, including proceeds of the Collateral and proceeds of proceeds, except those, if any, disclosed to and agreed to by Bank in writing prior to the execution of this Agreement.

   K. ACCURATE STATEMENTS. All financial statements, books, records, documents, and instruments submitted by Borrower to Bank in connection with the Loan are accurate and complete, and there has been no material adverse change in the financial condition of Borrower as shown by such statements, books, records, documents or instruments.

   L. SOLVENCY. Borrower is solvent, able to pay its debts as they mature, and has sufficient capital to carry on its business and all businesses in which Borrower is or will be engaged. Borrower's total assets, at a present, fair market value, are greater than the amount of Borrower's total obligations. Borrower will not be rendered insolvent by the execution of the Note, this Agreement or Related Documents or by any other transactions.

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   M.    LITIGATION. There are no proceedings pending or threatened before any court or administrative agency which will or could have a materially adverse affect upon the financial condition or operations of Borrower.

   N. SURVIVAL OF WARRANTIES. All representations, warranties, statements, guaranties and covenants contained in the Note, this Agreement or any Related Documents shall survive the execution of such documents.

   9. EVENTS OF DEFAULT. Borrower shall be in default upon the occurrence of any of the following events, circumstances or conditions (Events of Default):

   A.    Failure by any party obligated on the Loan to make payment when due; or

   B. A default or breach by Borrower or any co-signer, endorser, surety, or guarantor under any of the terms of this Agreement the Note, any construction loan agreement or other loan agreement, any security agreement, mortgage, deed to secure debt, deed of trust, trust deed, or any other document or instrument evidencing, guarantying, securing or otherwise relating to the Loan; or

   C. The making or furnishing of any verbal or written representation, statement or warranty to Bank which is or becomes false or incorrect in any material respect by or on behalf of Borrower, owner, or any co-signer, endorser, surety or guarantor of the Loan; or

   D. Failure to obtain or maintain the insurance coverages required by Bank, or insurance as is customary and proper for the Collateral (as herein defined); or

   E. The death, dissolution or insolvency of, the appointment of a receiver by or on behalf of, the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary termination of existence by, or the content of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against Borrower, owner, or any co-signer, endorser, surety or guarantor of the Loan; or

   F. A good faith belief by Bank at any time that Bank is insecure with respect to Borrower, or any co-signer, endorser, surety or guarantor, that the prospect of any payment is impaired or that the Collateral (as herein defined) is impaired; or

   G. Failure to pay or provide proof of payment of any tax, assessment, rent, insurance premium, escrow or escrow deficiency on or before its due date; or

   H. A material adverse change in Borrower's business, including ownership, management, and financial conditions, which in Bank's opinion, impairs the Collateral or repayment of the Obligations; or

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   I.    A transfer of a substantial part of Borrower's money or property.

   10. REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default, Bank, at its option, may declare the Loan immediately due and payable as well as invoke any or all other remedies provided in the Note, any Related Document or by law. All remedies are cumulative and not exclusive, Bank is also entitled to all remedies provided at law or equity, whether or not expressly set forth.

   11. NOTICE. All notices, requests, and demands under this Agreement shall be given by regular United States mail, postage prepaid, or personal delivery, at the address set forth above or such other address as the parties may designate in writing.

12. GENERAL PROVISIONS.

   A. TIME IS OF THE ESSENCE. Time is of the essence in Borrower's performance of all duties and obligations imposed by this Agreement

   B. NO WAIVER BY BANK. Bank's course of dealing, or Bank's forbearance from, or delay in, the exercise of any of Bank's rights, remedies, privileges or right to insist upon Borrower's strict performance of any provisions contained in this Agreement, or other loan documents, shall not be construed as a waiver by Bank, unless any such waiver is in writing and is signed by Bank.

   C. AMENDMENT. The provisions contained in this Agreement may not be amended, except through a written amendment which is signed by Borrower and Bank.

   D. INTEGRATION CLAUSE. This written Agreement and all documents executed concurrently herewith, represent the entire understanding between the parties as to the Obligations and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

   E. FURTHER ASSURANCES. Borrower, upon request of Bank, agrees to execute, acknowledge, deliver and record or file such further instruments or documents as may be required by Bank to secure the Note or confirm any lien.

   F. GOVERNING LAW. This Agreement shall be governed by the laws of the State of WASHINGTON, provided that such laws are not otherwise preempted by federal laws and regulations.

   G. FORUM AND VENUE. In the event of litigation pertaining to this Agreement, the exclusive forum, venue and place of jurisdiction shall be in the State of WASHINGTON in the state courts for the county, or the federal court of the United States Federal District, where the principal office of Bank is located (as applicable). If, in conjunction with any litigation on the Note or Obligations, there


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         is relief sought against any property securing such Note or
         Obligations, Bank may, at its option, designate as the exclusive forum, venue and place of jurisdiction, any location where the security is situated, unless otherwise designated in writing by Bank or otherwise required by law.

   H. SUCCESSORS. This Agreement shall inure to the benefit of and bind the heirs, personal representatives, successors and assigns of the parties; provided however, that Borrower may not assign, transfer or delegate any of the rights or obligations under this Agreement.

   I. NUMBER AND GENDER. Whenever used, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

   J. DEFINITIONS. The terms used in this Agreement, if not defined herein, shall have their meanings as defined in the other documents executed contemporaneously, or in conjunction, with this Agreement.

   K. PARAGRAPH HEADINGS. The headings at the beginning of any paragraph, or any subparagraph, in this Agreement are for convenience only and shall not be dispositive in interpreting or construing this Agreement.

   L. IF HELD UNENFORCEABLE. If any provision of this Agreement shall be held unenforceable or void, then such provision shall be severable from the remaining provisions and shall in no way affect the enforceability of the remaining provisions nor the validity of this Agreement.

   M. CHANGE IN APPLICATION. Borrower will notify Bank in writing prior to any change in Borrower's name, address, or other application information.

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   N.    NOTICE. All notices under this Agreement must be in writing. Any notice given by Bank to Borrower hereunder will be effective upon personal delivery or 24 hours after mailing by first class United States mail, postage prepaid, addressed to Borrower at the address indicated below Borrower's name on page one of this Agreement. Any notice given by Borrower to Bank hereunder will be effective upon receipt by Bank at the address indicated below Bank's name on page one of this Agreement. Such addresses may be changed by written notice to the other party.


BORROWER:

SEAMED CORPORATION,                                       [Corporate Seal*]
a DELAWARE corporation


By             /s/  Edgar F. Rampy
   --------------------------------------------
         Edgar F. Rampy, V.P. - Finance

(* Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)



BANK:

PACIFIC NORTHWEST BANK,                                   [Corporate Seal*]
a WASHINGTON corporation


By             /s/  Milton Douglas
   --------------------------------------------
         Milton Douglas, Vice President

(* Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)

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